Exhibit 99.1

Merge Healthcare 414.977.4000 ir@mergehealthcare.com	News Release

Press Contact: Beth Frost-Johnson Senior Vice President, Marketing Merge Healthcare 414.977.4254 marketing@mergehealthcare.com
MERGE HEALTHCARE PROVIDES UPDATE
ON THE RESTATEMENT OF ITS FINANCIAL STATEMENTS
Milwaukee, WI, October 29, 2007 — Merge Technologies Incorporated, doing business as “Merge Healthcare” (NASDAQ: MRGE; TSX: MRG) (the “Company”), a leading medical imaging software and services provider, announced that, in connection with the previously announced restatement of its financial statements, the Company currently expects to file, on or before December 31, 2007: (i) its restated audited financial statements for the years ended December 31, 2004, 2005, and 2006, as well as other restated financial information previously included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, (ii) its restated unaudited financial statements included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007, and (iii) its unaudited Quarterly Reports on Form 10-Q for the quarters ended June 30, 2007 and September 30, 2007. The Company currently expects to restate revenue associated with approximately 15 software contracts valued at approximately $2 million and to recognize the associated revenue with the majority of these contracts over a 20 quarter period following completion of software installation at each respective customer site. All such contracts were signed prior to January 1, 2006. As a result of the restatement, the Company expects to report a decrease in previously reported revenues for the years ended December 31, 2004, 2005 and 2006 by an aggregate of approximately $1 million and an increase in revenue of less than $100,000 per quarter thereafter, through the expiration of the respective contract period.
“Merge Healthcare continues to weather the storm caused by the Deficit Reduction Act (“DRA”), the 2006 restatement and the current restatement process that we are going through. With a better understanding of the DRA, visibility into the impact of the restatement, and our expectation to be current with our securities filings by the end of 2007, I am very encouraged about the Company’s prospects for 2008 and beyond,” said Ken Rardin, Merge Healthcare Chief Executive Officer.

The Company further announced that it expects to report restated revenues for the quarter ended March 31, 2007 of $15 to $16 million, and revenues for the quarter ended June 30, 2007 of $13 to $14 million. Bookings for the quarters ended December 31, 2006, March 31, 2007, June 30, 2007 and September 30, 2007, totaled approximately $13 million, $20 million, $10 million, and $9 million, respectively. Bookings is defined by the Company as the total value of all contracts signed during a quarter and excludes any value attributed to related maintenance other than the first year of post-contract customer support (PCS). The previous definition of bookings used by the Company in its press release and earnings conference call for the first quarter of 2007 included maintenance for years two through five where the pricing for those years was agreed to by the customer in the contract. However, due to the current restatement process, the Company believes that it is more appropriate to exclude those additional years of maintenance from the definition of bookings because the additional years of maintenance are not typically contractual obligations of the customer. The expected results reported above should not be considered indicative of the Company’s other financial results for such periods or for any future periods, including operating income and net income, which the Company will be able to report upon the completion of the restatement process.
Cash and cash equivalents on hand at September 30, 2007 was approximately $22 million. The Company currently anticipates that its earnings before interest, taxes, depreciation, and amortization (EBITDA) after adjusting for stock-based compensation costs and legal fees associated with the class action and other prior restatement related lawsuits will not be positive until the latter half of calendar 2008, at the earliest.
The Company currently plans to hold its next earnings conference call shortly following the filing of its financial results for the quarter ended September 30, 2007, which is expected to be on or before December 31, 2007.
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Merge Healthcare is a market leader in the development and delivery of medical imaging and information management software and services. Our innovative software solutions use leading-edge imaging software technologies that accelerate market delivery for our OEM customers, while our end-user solutions improve our customers’ productivity and enhance the quality of patient care they provide. For additional information, visit our website at www.mergehealthcare.com.

Cautionary Notice Regarding Forward-Looking Statements
This announcement may include forward-looking statements within the meaning and subject to the protections of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this announcement, the words “will,” “believes,” “intends,” “anticipates,” “expects” and similar expressions of the future are intended to assist you in identifying such forward-looking statements. Such forward-looking statements include, among others, statements regarding: our future business prospects, our ability to execute on our strategies to grow our business, increased use of digital modalities and the adoption of RIS-PACS and workflow technologies, the timing of our completion of our restatements and filings of related SEC reports, the expected impact of the restatement on our financial results, our expected revenues for our first and second quarters of 2007, our bookings for periods noted above and our expectation relating to our ability to (and the potential timing of) generate positive earnings before interest, taxes, depreciation, and amortization (EBITDA) after adjusting for Financial Accounting Standards Board No.123R costs and legal fees associated with the class action and other prior restatement related lawsuits. Although the Company presently believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company does not give, and cannot give, any assurance that those expectations will be achieved.
Any number of factors could cause the actual results to differ from the results contemplated by such forward-looking statements, including, but not limited to: risks and effects of the past and current restatement of financial statements of the Company and other actions that may be taken or required as a result of such restatement; the expected financial impact of the restatement and the financial results included herein are preliminary and are subject to change following further internal review and review by the Company’s independent accountants; the restatement may take longer to complete than expected; the Company’s inability to timely file reports with the Securities and Exchange Commission; risks associated with the Company’s inability to meet the requirements of The NASDAQ Stock Market for continued listing, including possible delisting; costs, risks and effects of legal proceedings and investigations, including the formal investigation being conducted by the Securities and Exchange Commission (formerly an informal inquiry) and class action, derivative, and other lawsuits; the uncertainty created by and the adverse impact on relationships with customers, potential customers, suppliers and investors potentially resulting from, and other risks associated with, the changes in the Company’s senior management; risks in product and technology development, market acceptance of new products and continuing product demand; the impact of competitive products and pricing; continued negative effects of the DRA; limited acceptance of digital modalities and RIS-PACS and workflow technologies; the Company’s ability to integrate acquisitions; changing economic conditions; credit and payment risks associated with end-user sales; the Company’s dependence on major customers; the Company’s dependence on key personnel; and other risk factors detailed in the Company’s filings with the Securities and Exchange Commission.
You should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. We do not have, or undertake any obligation to, publicly update, revise or correct any of the forward-looking statements after the date of this announcement, or after the respective dates on which such statements otherwise are made, whether as a result of new information, future events or otherwise. This announcement should be read in conjunction with the risk factors, financial information and other information contained in the filings that the Company makes and previously has made with the Securities and Exchange Commission.